UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): October 14, 2010

Repros Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15281	76-0233274
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2408 Timberloch Place, Suite B-7 The Woodlands, Texas 77380 (Address of principal executive offices and zip code)
(281) 719-3400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 14, 2010, Repros Therapeutics Inc. (the "Company") filed with the Secretary of State of Delaware a Certificate of Amendment to the Restated Certificate of Incorporation of the Company to give effect to a one-for-four reverse stock split (the "Reverse Split").  The Reverse Split was effective as of 5:00 p.m., Eastern time, on October 14, 2010.  As a result of the Reverse Split, beginning on October 15, 2010 the Company's symbol will remain the same but will have a "D" appended to the symbol and will be listed with the symbol "RPRXD" for 20 trading days.  A copy of the press release announcing the Reverse Split is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number                                Description

3.1(a)	Restated Certificate of Incorporation. Exhibit 3.3 to the Company’s Registration Statement on Form SB-2 (No. 33-57728-FW), as amended, is incorporated herein by reference.

3.1(b)	Certificate of Amendment to Restated Certificate of Incorporation. Exhibit 3.1 to the Company’s Current Report on Form 8-K dated May 1, 2006 is incorporated herein by reference.

3.1(c)
Certificate of Designation of Series One Junior Participating Preferred Stock dated September 2, 1999. Exhibit A to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A as filed with the Commission on September 3, 1999 is incorporated herein by reference.

3.1(d)
Certificate of Amendment to Restated Certificate of Incorporation, dated as of December 16, 2008. Exhibit 3.1(d) to the Company’s Current Report on Form 8-K dated December 23, 2008 is incorporated herein by reference.

3.1(e)
Certificate of Amendment to Restated Certificate of Incorporation, dated as of November 18, 2009.  Exhibit 3.1(e) to the Company’s Current Report on Form 8-K dated November 17, 2009 is incorporated herein by reference.

3.1(f)*	Certificate of Amendment to Restated Certificate of Incorporation dated October 14, 2010.

99.1*	Press Release dated October 14, 2010.

____
*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.

Date: October 14, 2010
	By:	/s/ Joseph S. Podolski
Joseph S. Podolski
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1(a)	Restated Certificate of Incorporation. Exhibit3.3 to the Company’s Registration Statement on FormSB-2 (No.33-57728-FW), as amended, is incorporated herein by reference.

3.1(b)	Certificate of Amendment to Restated Certificate of Incorporation. Exhibit3.1 to the Company’s Current Report on Form8-K dated May1, 2006 is incorporated herein by reference.

3.1(c)
Certificate of Designation of SeriesOne Junior Participating Preferred Stock dated September2, 1999. ExhibitA to Exhibit4.1 to the Company’s Registration Statement on Form8-A as filed with the Commission on September3, 1999 is incorporated herein by reference.

3.1(d)
Certificate of Amendment to Restated Certificate of Incorporation, dated as of December16, 2008. Exhibit3.1(d) to the Company’s Current Report on Form8-K dated December 23, 2008 is incorporated herein by reference.

3.1(e)
Certificate of Amendment to Restated Certificate of Incorporation, dated as of November 18, 2009. Exhibit 3.1(e) to the Company’s Current Report on Form 8-K dated November 17, 2009 is incorporated herein by reference.

3.1(f)*	Certificate of Amendment to Restated Certificate of Incorporation dated October 14, 2010.

99.1*	Press Release dated October 14, 2010.

____
*	Filed herewith.